UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 26, 2008
MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation)	38-2626206 (I.R.S. Employer Identification Number)
1-14094
(Commission File Number)

26255 American Drive
Southfield, Michigan	48034
(Address of Principal	(Zip Code)
Executive Offices)
(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS
On February 27, 2008, Meadowbrook Insurance Group, Inc. Management will conduct an investor presentation as part of the investor roadshow for the merger agreement between Meadowbrook and ProCentury Corporation. Attached as Exhibit 99.1 is the slideshow for that presentation.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
a.	None.

b.	None.

c.	Not Applicable.

d.	The following document is filed as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:
99.1	Slideshow of February 26, 2008 investor presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2008	MEADOWBROOK INSURANCE GROUP, INC.
(Registrant)

	By:	/s/ Karen M. Spaun

Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Slideshow of February 26, 2008 investor presentation.